UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2003

RESORTQUEST INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File No. 001-14115

Delaware	62-1750352

(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

8955 Highway 98 West Suite 203 Destin, FL	32550

(Address of Principal Executive Offices)	(Zip Code)

(850) 278-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED NOVEMBER 4, 2003

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by ResortQuest International, Inc., dated November 4, 2003.

Item 12. Results of Operations and Financial Condition.

     On November 4, 2003, ResortQuest International, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESORTQUEST INTERNATIONAL, INC.

Dated: November 4, 2003	By:	/s/ J. Mitchell Collins

J. Mitchell Collins Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ResortQuest International, Inc., dated November 4, 2003.